Exhibit 99.1

INTELLECTUAL PROPERTY SALE AGREEMENT

This Intellectual Property Sale Agreement (the “Agreement”) is made and effective February 12, 2018:

BETWEEN:	MG Cleaners LLC (the “Buyer”), a limited liability company organized and existing under the laws of the state of Texas with its principal corporate office located at:

710 N. Post Oak Road, Suite 400 Houston, Texas 77024

AND:	Stephen Christian (the “Seller”), an individual resident of the United States:
1785 CR 207 Carthage, Texas 75633

WHEREAS, Seller is the owner of certain Intellectual Property identified in detail in Schedule A attached to this Agreement;

WHEREAS, Seller is an employee of Buyer; and

WHEREAS, Buyer, wishes to irrevocably acquire the entire rights, title, and interest in the identified Intellectual Property and exploit such property.

NOW, the Parties intent to be legally bound and agree as follows:

1. DEFINITIONS

“Intellectual Property Rights” means all Patents, Trademarks, Copyrights, System Designs, and other intellectual property rights whether registered or not, owned by Seller and sold to the Buyer, relating to the Intellectual Property described in Schedule A.

“Documents” includes all information fixed in any tangible medium of expression in whatever form or format, and copies thereof.

“Technical Information” means all know-how and related technical knowledge of the Seller, relating to the Intellectual Property described in Schedule A including, without limitation:

(a) All trade secrets and other proprietary know-how, formulations, public information, non-proprietary know-how and invention disclosures;

(b) Any information of a technical or business nature regardless of its form;

(c) All documented research, developmental, demonstration or engineering work;

(d) All information that can be or is used to define a design or process or procedure, produce, support or operate material and equipment;

(e) All other drawings, blueprints, patterns, plans, flow charts, equipment, parts lists, software and procedures, specifications, formulas, designs, technical data, descriptions, related instructions, manuals, records and procedures.

2. SALE AND ASSIGNMENT OF INTELLECTUAL PROPERTY

Seller hereby irrevocably sells and transfers to Buyer all rights, title, and interest (including but not limited to, all registration rights, all rights to prepare derivative works, all goodwill and all other rights), in and to the Intellectual Property.

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3. CONSIDERATION

In consideration for the sale of rights and assignment set forth in Article 2, Buyer shall pay Seller the sum of $150,000 (“Purchase Price”). The Purchase Price shall be paid to Seller through the Buyer’s issuance of a promissory note in the principal amount of the Purchase Price, payable in equal monthly installments over a period of 36 months.

4.  INVENTIONS.

(a) Seller shall promptly, from time to time, fully inform and disclose to Buyer and MG in writing all inventions, copyrightable material, designs, improvements and discoveries of any kind which Seller now has made, conceived or developed (including prior to the date of this Agreement), or which Seller may later make, conceive or develop, during the period of Seller’s employment with MG, which pertain to or relate to MG’s businesses or any of the work or businesses carried on by MG (“Inventions”). This covenant applies to all such Inventions, whether or not they are eligible for patent, copyright, trademark, trade secret or other legal protection; and whether or not they are conceived and/or developed by Seller alone or with others; and whether or not they are conceived and/or developed during regular working hours; and whether or not they are conceived and/or developed at MG’s facilities or not.

(b) All Inventions shall be the sole and exclusive property of MG, whether or not fixed in a tangible medium of expression. Seller hereby assigns all Seller’s rights in all Inventions and in all related patents, copyrights and trademarks, trade secrets and other proprietary rights therein to MG. Without limiting the foregoing, Seller agrees that any copyrightable material shall be deemed to be “works made for hire” and that MG shall be deemed the author of such works under the United States Copyright Act, provided that in the event and to the extent such works are determined not to constitute “works made for hire”, Seller hereby irrevocably assigns and transfers to MG all right, title and interest in such works.

(c) Seller shall assist and cooperate with MG, both during and after the period of Seller’s employment with MG, at MG’s sole expense, to allow MG to obtain, maintain and enforce patent, copyright, trademark, trade secret and other legal protection for the Inventions. Seller shall sign such documents, and do such things necessary, to obtain such protection and to vest MG with full and exclusive title in all Inventions against infringement by others.

(d) Other than in connection with this Agreement, Seller shall not be entitled to any additional compensation for any and all Inventions made during the period of Seller’s employment with MG.

5. REPRESENTATIONS AND WARRANTIES

Seller represents and warrants to Buyer:

(a)	Seller has the right, power and authority to enter into this Agreement;

(b)	Seller is the exclusive owners of all right, title and interest in the Intellectual Property free of any security interest, charge or encumbrance;

(c)	Seller warrants that all documents, computer records, disks and other materials of any nature or kind relating to the Intellectual Property or any portion thereof have been turned over to Buyer, and that Seller will not retain the Intellectual Property, or any portion thereof, in any form whatsoever after the closing of this transaction;

(d)	The Intellectual Property does not infringe the rights of any person or entity;

(e)	There are no claims, pending or threatened, with respect to Seller’s rights in the Intellectual Property;

(f)	This Agreement is valid, binding and enforceable in accordance with its terms;

(g)	Seller is not subject to any agreement, judgment or order inconsistent with the terms of this Agreement.

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6. ATTORNEY’S FEES

Should either party hereto, or any heir, personal representative, successor or assign of either party hereto, resort to litigation to enforce this Agreement, the party prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to recover its or their reasonable attorneys’ fees and costs in such litigation from the party against whom enforcement was sought.

7. ENTIRE AGREEMENT

This Agreement, contains the entire understanding and agreement between the parties hereto with respect to its subject matter and supersedes any prior or contemporaneous written or oral agreements, representations or warranties between them respecting the subject matter hereof.

8. AMENDMENT

This Agreement may be amended only by a writing signed by both parties.

9. SEVERABILITY

If any term, provision, covenant or condition of this Agreement, or the application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such term, provision, covenant or condition as applied to other persons, places and circumstances shall remain in full force and effect.

10. NO WAIVER

No waiver of a breach, failure of any condition, or any right or remedy contained in or granted by the provisions of this Agreement shall be effective unless it is in writing and signed by the party waiving the breach, failure, right, or remedy. No waiver of any breach, failure, right, or remedy, whether or not similar, nor shall any waiver constitute a continuing waiver unless the writing so specifies.

11. AGREEMENT TO PERFORM NECESSARY ACTS

Buyer agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

12. REPRESENTATION ON AUTHORITY OF PARTIES/SIGNATORIES

Each person signing this Agreement represents and warrants that he or she is duly authorized and has legal capacity to execute and deliver this Agreement. Each party represents and warrants to the other that the execution and delivery of the Agreement and the performance of such party’s obligations hereunder have been duly authorized and that the Agreement is a valid and legal agreement binding on such party and enforceable in accordance with its terms.

13. HEADINGS

The headings in this Agreement are included for convenience only and shall neither affect the construction or interpretation of any provision in this Agreement nor affect any of the rights or obligations of the parties to this Agreement.

14. SURVIVAL

Except as otherwise expressly provided in this Agreement, representations, warranties, and covenants contained in this Agreement, or in any instrument, certificate, exhibit, or other writing intended by the parties to be a part of this Agreement, shall survive for ten years after the date of this Agreement.

15. AMBIGUITIES

Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement. The language in this Agreement shall be interpreted as to its fair meaning and not strictly for or against any party.

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16. GOVERNING LAW

This Agreement shall be construed in accordance with, and all actions arising hereunder shall be governed by, the laws of the state of Texas.

IN WITNESS WHEREOF, the parties have executed this Agreement on February 12, 2018 with full knowledge of its content and significance and intending to be legally bound by the terms hereof.

SELLER: STEPHEN CHRISTIAN	BUYER: MG CLEANERS LLC

/s/ Stephen Christian	/s/ Matthew C. Flemming
Authorized Signature	Authorized Signature

Stephen Christian, Individually	Matthew C. Flemming, CEO
Print Name and Title	Print Name and Title

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SCHEDULE A

-	RigHands™ Proprietary branded oilfield hand cleaner product

-	Filed trademark application for RigHands™ with the US Patent and Trademark Office (Serial Number of Trademark application: 87697980)

-	All formulations related to the RigHands™ product

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